SELIGMAN ———————— QUALITY ———————— MUNICIPAL FUND, INC.

Seligman Quality Municipal Fund, Inc. Managed by

J.& W. SELIGMAN & CO. INCORPORATED Investment Managers and Advisors ESTABLISHED 1864 100 Park Avenue, New York, NY 10017 www.seligman.com
Annual Report October 31, 2002
CESQF2 10/02

To the Stockholders

For the year ended October 31, 2002, Seligman Quality Municipal Fund delivered a total return of 6.69% based on market price, and 7.16% based on net asset value. The Fund’s annualized distribution rate based on the current monthly dividend and market price at October 31, 2002, was 5.97%, which is equivalent to a taxable yield of 9.72% based on the maximum federal income tax rate of 38.6%. Preferred Stockholders of the Fund were paid dividends at annual rates ranging from 1.13% to 2.00%.

     Early in the past year, the US economy began rebounding strongly from 2001’s recession. By mid-2002, however, the recovery appeared to be losing steam. Gross domestic product (GDP) grew at an uneven pace, and there was a slowdown in both consumer spending and housing starts. In addition, the travel industry continues to slump.

     In response to significant stock market volatility, many investors sought refuge in municipal bonds and other fixed income securities. Despite heavy municipal bond issuance, investor demand was strong enough to absorb the new supply. As the economic recovery appeared more uncertain and investor demand increased, yields for US Treasury bonds decreased overall for the one-year period, after rising in early 2002 due to positive economic signs. Long-term municipal yields declined less than Treasury yields, and ended the period unchanged.

     On November 6, 2002, the Federal Reserve Board cut the federal funds rate by 50 basis points to 1.25%. It was the first rate cut of 2002, and it was intended to stimulate economic activity by further lowering borrowing costs. The rate cut could also provide a psychological boost to investors and consumers. If economic weakness persists, Congress, with the November elections behind them, can, if necessary, consider a fiscal stimulus.

     To varying degrees, the nation’s states and municipalities are struggling with fiscal difficulties. States have responded to decreased tax revenues by slashing budgets, raising taxes, and tapping reserves. Their financial situation will likely be challenging for some time to come. As such, they will require continued access to the municipal bond market as a source of funding. To borrow at lower interest rates, states and municipalities will need to maintain higher credit ratings. We think this will strongly encourage fiscal prudence and discipline.

     The Fund is required by prospectus to maintain a portfolio of high-quality bonds, at least 80% of which must be insured and rated Aaa/AAA, the highest ratings of Moody’s and Standard & Poor’s, respectively. We believe our cautious approach has thus far insulated Stockholders from the worst of the downturn, and we trust it will continue to do so as the economic recovery strengthens.

     We are pleased to announce that on November 21, 2002, the Fund’s Board of Directors approved a 5.6% increase in the monthly dividend paid to Common Stockholders. The new monthly dividend for the Fund will be $0.0660 per share, effective December 2002.

     Thank you for your continued support of Seligman Quality Municipal Fund. A discussion with your Portfolio Manager, as well as the Fund’s performance history and audited financial statements, including a portfolio of investments, follows this letter.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

November 27, 2002

Interview With Your Portfolio Manager, Thomas G. Moles

Q:	What economic and market factors affected Seligman Quality Municipal Fund during the year ended October 31, 2002?
A:	Seligman Quality Municipal Fund’s latest fiscal year was marked by considerable uncertainty in the financial markets as a result of the protracted equity bear market, corporate accounting scandals, and geopolitical uncertainty. Investors reacted to the negative environment by shifting assets out of equities and into fixed income securities, especially Treasuries and municipal bonds. By September 2002, long-term municipal yields, as measured by the Bond Buyer 20-Bond General Obligation Index (comprised of bonds with an average maturity of 20 years), had fallen to the lowest level in 34 years. In October, however, long-term municipal yields spiked higher in response to the latest economic reports, ending the Fund’s fiscal year unchanged from yields at the start of the period. Throughout the past 12 months, nominal yields on long-term municipal bonds actually exceeded yields on 10-year Treasury bonds. During the Fund’s fourth fiscal quarter, the ratio of long-term municipal yields to 10-year Treasury yields rose to a record high, making municipals particularly attractive relative to Treasury bonds.

The historically low level of interest rates fueled a surge in municipal issuance. Total new issue supply so far in 2002 is up 27% compared with the same period last year and should surpass the previous record set in 1993. Refunding bonds, generally issued to retire outstanding, higher-cost debt, experienced a 44% increase in volume year-to-date. Supply figures varied widely among the different states. New York State issuance rose 144%, due mainly to September 11 recovery efforts, while volume in Michigan fell by 14%. Supply disparities among the states often create potential opportunities for national funds like Quality to enhance relative value. States and municipalities continue to experience severe budget deficits as a result of sharp declines in tax revenues, and many are projected to face structural imbalances for upcoming fiscal years. The number of states that have experienced credit rating downgrades or been assigned negative outlooks has increased during the year. To date, local credits have benefited from the strong rise in property values, but state budget woes are likely to have more of an impact on local credits going forward. The health care sector, although continuing to experience more downgrades than upgrades, is demonstrating greater stability than in recent years. While overall credit trends have declined during the past year, most municipal issuers have managed to weather the recent downturn better than the previous recession.
Q:	What was your investment strategy during this time?
A:	Over the past year, the municipal market exhibited considerable stability in contrast to the volatility of the equity and Treasury bond markets. Nevertheless, 2002 has been a challenging year for municipal fund managers. The tragic events of September 11 caused a tremendous degree of uncertainty and a corollary divergence of opinions on the short-term and long-term impact on the US economy. While the year’s economic and political concerns necessi-

A TEAM APPROACH
Seligman Quality Municipal Fund is managed by the Seligman Municipal Team, headed by Thomas G. Moles. Mr. Moles is assisted in the management of the Fund by a group of seasoned professionals who are responsible for research and trading consistent with the Fund’s investment objective. Team members include Theresa Barion, Eileen Comerford, Audrey Kuchtyak, and Debra McGuinness.

Interview With Your Portfolio Manager (continued)

tated a greater degree of flexibility in our investment strategy, our long-term objective of providing Stockholders with competitive investment returns through the management of a high-quality portfolio of municipal bonds has not changed.

The declining yield environment prompted us to focus on improving the call protection of the Fund. In general, bonds with current or near-term call risk and coupon rates substantially above the present level of interest rates are more likely to be retired by their issuer as a cost-saving measure. During the past year, short-call positions were reduced, and the proceeds invested in long-term municipal bonds with a minimum of 10 years of call protection. We were successful in timing our purchases at the higher end of the 12-month yield range, thereby mitigating, albeit modestly, the impact on the Fund’s investment income. Transportation remains the Fund’s largest sector weighting, followed by water and sewer bonds. During periods of economic weakness, we prefer to own bonds issued to provide essential services, given their more predictable revenue streams. The nation’s airlines continue to suffer credit deterioration. Airport credits have fared much better due to a broader source of revenue. The Fund has no exposure to airline credits, but it does hold airport bonds, all of which are insured and rated Aaa/AAA, the highest rating available. The Fund’s emphasis on high-quality, insured bonds (currently 82% of the portfolio is rated Aaa or AAA) continues to help insulate the portfolio from the effects of the recent recession.

Q:	What is your outlook?
A:	The most recent confidence survey, released subsequent to the Fund’s fiscal year end, suggests that consumers’ outlook may have recovered from the decidedly pessimistic reports of the previous month. We remain cautiously optimistic with respect to near-term prospects for the economy. Over the long term, however, our outlook remains positive. We will continue to position the Fund’s portfolio to benefit from an extended period of modest economic growth and stable long-term interest rates. A steady improvement in stock market performance could elicit a modest increase in municipal yields as investors reallocate assets into equities. Nevertheless, given the relative attractiveness of municipal bonds in comparison to taxable bonds, we believe that municipal bonds would likely outperform taxable bonds in a rising yield environment. Municipal bond funds continue to provide investors with a significant yield advantage over taxable bond funds. In addition, in light of the volatility in the equity market, municipal bonds provide needed diversification. By including municipal securities in the investment mix, risk profiles can be appreciably reduced. In terms of risks from credit defaults, we believe the highest-rated municipal bonds are second only to US government bonds. That distinction is unlikely to change despite the current challenges facing municipal issuers.

Investment Results Per Common Share

TOTAL RETURNS*
For Periods Ended October 31, 2002
			Average Annual

	Three	Six	One	Five	10
	Months	Months	Year	Years	Years

Market Price**	(0.99)%	5.75%	6.69%	4.11%	6.55%

Net Asset Value**	3.24	6.74	7.16	6.55	7.85

PRICE PER SHARE
	October 31,	July 31,	April 30,	January 31,	October 31,
	2002	2002	2002	2002	2001

Market Price	$12.57	$12.88	$12.23	$12.61	$12.59

Net Asset Value	14.44	14.19	13.92	13.97	14.40

DIVIDEND AND CAPITAL GAIN INFORMATION
For the Year Ended October 31, 2002

	Capital Gain

Dividends Paid†	Paid	Realized	Unrealized

$0.714	$0.119	$0.027	$0.953††

ANNUALIZED DISTRIBUTION RATE
The annualized distribution rate based on the current monthly dividend and market price at October 31, 2002, was 5.97%, which is equivalent to a taxable yield of 9.72% based on the maximum federal income tax rate of 38.6%. The tax-equivalent yield does not reflect any alternative minimum taxes to which an investor may be subject.

The rates of return will vary and the principal value of an investment will fluctuate.Shares,if sold,may be worth more or less than their original cost.Performance data quoted does not reflect the deduction of taxes that investors may pay on Fund distributions or on the sale of Fund shares.Past performance is not indicative of future investment results. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.

*	Returns for periods of less than one year are not annualized.
**	These rates of return reflect changes in the market price or net asset value, as applicable, and assume that all distributions within the period are reinvested in additional shares.
†	Preferred Stockholders were paid dividends at annual rates ranging from 1.13% to 2.00%. Earnings on the Fund’s assets in excess of the Preferred dividend requirements constituted income available for dividends to Common Stockholders.
††	Represents the per share amount of unrealized appreciation of portfolio securities as of October 31, 2002.

Portfolio of Investments			October 31, 2002

	Face		Ratings
State#	Amount	Municipal Bonds	Moody’s/S&P†	Market Value

Alabama — 7.4%	$5,000,000	Jefferson County Sewer Rev. (Capital Improvement
		Warrants), 5.125% due 2/1/2039	Aaa/AAA	$5,024,650
Alaska — 6.0%	2,000,000	Alaska Energy Authority Power Rev. (Bradley Lake
		Hydroelectric Project), 6% due 7/1/2021	Aaa/AAA	2,315,180
	1,720,000	Alaska Housing Finance Corporation Mortgage Rev.,
		6% due 12/1/2040	Aaa/AAA	1,803,042
California — 23.3%	4,000,000	Foothill/Eastern Transportation Corridor Agency Toll
		Road Rev., 5.75% due 1/15/2040	Baa3/BBB-	4,022,320
	1,500,000	Los Angeles Regional Airports Improvement
		Corporation Facilities Rev. (LAXFUEL Corporation),
		5.50% due 1/1/2032*	Aaa/AAA	1,523,625
	5,000,000	San Diego Public Facilities Financing Authority Sewer
		Rev., 5% due 5/15/2029	Aaa/AAA	5,024,050
	5,000,000	San Francisco City and County Airports Commission
		Rev. (International Airport), 5.80% due 5/1/2021*	Aaa/AAA	5,332,750
Illinois — 7.4%	5,000,000	Illinois Educational Facilities Authority Rev.
		(University of Chicago), 5.125% due 7/1/2038	Aa1/AA	5,030,200
Kansas — 4.6%	3,000,000	Burlington Pollution Control Rev. (Kansas Gas and
		Electric Company Project), 7% due 6/1/2031	Aaa/AAA	3,133,800
Louisiana — 1.4%	760,000	Louisiana Public Facilities Authority Hospital Rev.
		(Southern Baptist Hospitals, Inc. Project),
		8% due 5/15/2012††	NR/AAA	931,730
Massachusetts — 17.2%	4,000,000	Massachusetts Development Finance Agency Rev.
		(WGBH Educational Foundation), 5.75%
		due 1/1/2042	Aaa/AAA	4,579,320
	4,000,000	Massachusetts Health & Educational Facilities
		Authority Rev. (New England Medical Center),
		6.625% due 7/1/2025	Aaa/AAA	4,093,360
	3,000,000	Massachusetts Housing Finance Agency Rev.
		(Residential Development), 6.875% due 11/15/2021	Aaa/AAA	3,063,480
Michigan — 3.7%	2,500,000	Harper Creek Community School District GOs,
		5.125% due 5/1/2031	Aaa/AAA	2,525,225
Minnesota — 0.8%	500,000	Minneapolis - Saint Paul Metropolitan Airports
		Commission Rev., 5.75% due 1/1/2032	Aaa/AAA	535,180
Missouri — 3.7%	2,410,000	Missouri State Housing Development Commission Rev.
		(Single Family Mortgage), 6.375% due 9/1/2031*	NR/AAA	2,533,440
Montana — 3.3%	2,220,000	Forsyth Pollution Control Rev. (Puget Sound Power &
		Light Co.), 7.25% due 8/1/2021*	Aaa/AAA	2,251,080
New York — 19.8%	3,000,000	Metropolitan Transportation Authority Rev.
		(Commuter Facilities), 6.10% due 7/1/2026Ø	Aaa/AAA	3,451,410
	1,875,000	New York City GOs, 6.25% due 4/15/2027	A2/A	2,011,819
	230,000	New York City GOs, 6.25% due 4/15/2027Ø	Aaa/A	266,623
	5,000,000	New York City Municipal Water Finance Authority
		(Water & Sewer System Rev.), 5.75% due 6/15/2026	Aaa/AAA	5,402,900
	2,125,000	New York State Thruway Authority General Rev.,
		6% due 1/1/2025Ø	Aaa/AAA	2,347,891

See footnotes on page 6.

Portfolio of Investments (continued)	October 31, 2002

	Face		Ratings
State#	Amount	Municipal Bonds	Moody’s/S&P†	Market Value

Pennsylvania — 7.9%	$5,000,000	Philadelphia Airport Rev., 6.10% due 6/15/2025*	Aaa/AAA	$5,400,950
Texas — 7.6%	3,000,000	Dallas Area Rapid Transit Sales Tax Rev.,
		5% due 12/1/2031	Aaa/AAA	2,986,200
	2,000,000	Matagorda County Navigation District No. 1
		Pollution Control Rev. (Central Power and Light
		Co. Project), 6.125% due 5/1/2030*	Aaa/AAA	2,187,500
Virginia — 8.0%	2,500,000	Pocahontas Parkway Association Toll Road Rev.
		(Route 895 Connector), 5.50% due 8/15/2028	Baa3/BBB-	1,864,975
	3,500,000	Virginia Housing Development Authority
		(Multi-Family Housing), 7% due 11/1/2012	Aa1/AA+	3,570,000
Washington — 14.0%	2,000,000	Chelan County Public Utility District No. 001
		(Chelan Hydro Consolidated System Rev.),
		5.25% due 7/1/2033*	Aaa/AAA	1,983,960
	2,000,000	Chelan County Public Utility District No. 001
		Construction Rev. (Chelan Hydro),
		5.60% due 1/1/2036*	Aaa/AAA	2,082,380
	5,000,000	King County Sewer GOs, 6.125% due 1/1/2033	Aaa/AAA	5,442,200
Wisconsin — 1.3%	855,000	Wisconsin Housing & Economic Development
		Authority Housing Rev., 6.85% due 11/1/2012	Aaa/AAA	873,365

Total Municipal Bonds	(Cost $89,098,055) — 137.4%			93,594,605

		Variable Rate Demand Notes

New York — 3.4%	2,100,000	New York City GOs Subseries E5 due 8/1/2017	VMIG-1/A-1+	2,100,000
	200,000	New York City GOs due 11/1/2024	VMIG-1/A-1+	200,000
Wyoming — 5.8%	4,000,000	Lincoln County Pollution Control Rev.
		(Exxon Project) due 7/1/2017*	P-1/A-1+	4,000,000

Total Variable Rate Demand Notes (Cost $6,300,000) — 9.2%				6,300,000

Total Investments (Cost $95,398,055) — 146.6%				99,894,605
Other Assets Less Liabilities — 2.7%				1,839,322
Preferred Stock — (49.3)%				(33,600,000)

Net Assets for Common Stock — 100.0%				$68,133,927

#	The percentage shown for each state represents the total market value of bonds held of issuers in that state, measured as a percent of net assets for Common Stock which do not include the net assets attributable to Preferred Stock of the Fund.
†	Ratings have not been audited by Deloitte & Touche LLP.
††	Escrowed-to-maturity security.
Ø	Pre-refunded security.
*	Interest income earned from this security is subject to the federal alternative minimum tax.

Statement of Assets and Liabilities	October 31, 2002

Assets:
Investments, at value:
Long-term holdings (cost $89,098,055)	$93,594,605
Short-term holdings (cost $6,300,000)	6,300,000	$99,894,605

Receivable for securities sold		110,638
Interest receivable		1,930,583
Expenses prepaid to stockholder service agent		26,627
Other		13,436

Total Assets		101,975,889

Liabilities:
Payable to the Manager		56,284
Bank overdraft		22,634
Payable for Capital Stock repurchased		20,320
Accrued expenses and other		142,724

Total Liabilities		241,962

Preferred Stock:
Preferred Stock Series TH, $0.01 par value, liquidation preference and asset coverage per share — $50,000 and $151,390, respectively;
Shares authorized and outstanding — 1,000 and 672, respectively		33,600,000

Net Assets for Common Stock		$68,133,927

Composition of Net Assets:
Common Stock, $0.01 par value; Shares authorized — 49,999,000;
issued and outstanding — 4,717,418		$47,174
Additional paid-in capital		62,529,021
Undistributed net investment income*		928,962
Undistributed net realized gain*		132,220
Net unrealized appreciation of investments		4,496,550

Net Assets for Common Stock		$68,133,927

Net Assets per share of Common Stock (Market value $12.57)		$14.44

*	For tax purposes, undistributed net investment income and net realized gain are $760,902 and $157,116, respectively.

See Notes to Financial Statements.

Statement of Operations	For the Year Ended October 31, 2002

Investment Income:
Interest		$5,576,596
Expenses:
Management fees	$650,641
Stockholder account and registrar services	138,794
Auditing and legal fees	85,999
Auction agent fee	85,430
Stockholder reports and communications	56,988
Custody and related services	27,626
Stockholders’ meeting	21,544
Directors’ fees and expenses (net of reduction in deferred fees)	8,388
Miscellaneous	5,034

Total Expenses		1,080,444

Net Investment Income		4,496,152	*
Net Realized and Unrealized Gain on Investments:
Net realized gain on investments	125,244
Net change in unrealized appreciation of investments	14,000

Net Gain on Investments		139,244
Distributions to Preferred Stockholders		(521,102)

Increase in Net Assets from Operations		$4,114,294

* Net investment income available for Common Stock is $3,975,050, which is net of Preferred Stock dividends of $521,102.

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended October 31,

Operations:	2002	2001

Net investment income	$4,496,152	$4,648,242
Net realized gain on investments	125,244	562,184
Net change in unrealized appreciation/depreciation of investments	14,000	3,237,433
Dividends to Preferred Stockholders
(per share: $775.45 and $1,692.63)	(521,102)	(1,137,447)

Increase in Net Assets from Operations	4,114,294	7,310,412

Distributions to Common Stockholders:
Net investment income (per share: $0.714 and $0.691)	(3,369,807)	(3,260,208)
Net realized long-term gain on investments
(per share: $0.119 and $0.069)	(561,999)	(325,695)

Decrease in Net Assets from Distributions to
Common Stockholders	(3,931,806)	(3,585,903)

Capital Share Transactions:
Value of Shares of Common Stock issued in payment of dividends
(41,296 and 44,321 shares)	518,578	540,848
Value of Shares of Common Stock issued in payment of gain
distributions (8,389 and 4,839 shares)	103,017	56,798
Cost of shares purchased for investment plan
(51,717 and 50,270 shares)	(650,663)	(613,433)

Decrease in Net Assets from Capital Share Transactions	(29,068)	(15,787)

Increase in Net Assets	153,420	3,708,722

Net Assets for Common Stock:
Beginning of year	67,980,507	64,271,785

End of Year (including undistributed net investment income of
$928,962 and $231,010, respectively)	$68,133,927	$67,980,507

See Notes to Financial Statements.

Notes to Financial Statements

1. Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation — All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b.	Federal Taxes — The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all net income and net gain realized.
c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes all discounts and premiums paid on purchases of portfolio securities for financial reporting purposes.
     Variable rate demand notes purchased by the Fund may be put back to the designated remarketing agent for the issue at par on any day, for settlement within seven days, and, accordingly, are treated as short-term holdings. These notes bear interest at a rate that resets daily or weekly. At October 31, 2002, the interest rates paid on these notes ranged from 1.95% to 2.00%.

d.	Distributions to Stockholders — Dividends and distributions paid by the Fund are recorded on the ex-dividend date.
The treatment for financial reporting purposes of distributions made during the year from net investment income or net gains realized may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

2. Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2002, amounted to $5,748,805 and $9,108,350, respectively.

     At October 31, 2002, the cost of investments for federal income tax purposes was $95,254,891. The tax basis cost was less than the cost for financial reporting purposes due to the amortization of market discounts for financial reporting purposes of $143,164. The tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $5,268,904 and $629,190 respectively.

3. Dividend Investment Plan — Under the Fund’s Charter, dividends or other distributions on the Common Stock cannot be declared unless the Fund can satisfy the requirements of two asset maintenance tests after giving effect to such distributions. The Fund has satisfied these tests.

     The Fund, in connection with its Dividend Investment Plan (the “Plan”), acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the year ended October 31, 2002, 51,717 shares were purchased in the open market at a cost of $650,663, which represented a weighted average discount of 10.27% from the net asset value of those acquired shares. A total of 49,685 shares were issued to Plan participants during this period for proceeds of $621,595, a weighted average discount of 10.63% from the net asset value of those shares.

4. Capitalization — The Fund is authorized to issue 50,000,000 shares of Capital Stock, par value $0.01 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized to classify and reclassify any unissued shares of Capital Stock, and has reclassified 1,000 shares of unissued Common Stock as Preferred Stock.

Notes to Financial Statements

     The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $50,000 per share plus any accumulated but unpaid dividends if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Charter are not satisfied. Liquidation preference of the Preferred Stock is $50,000 per share plus accumulated and unpaid dividends.

     Dividends on Preferred Shares are cumulative at a rate reset every seven days based on the rate per annum or such other period as determined by the Fund that results from an auction.

     In accordance with Emerging Issues Task Force Topic No. D-98, “Classification and Measurement of Redeemable Securities,” effective for the current year, the Fund has reclassified its Preferred Stock outside of permanent equity in the net assets section of the statement of assets and liabilities. In addition, distributions to Preferred Stockholders are now classified as a component of the “increase in net assets from operations” in the statements of operations and of changes in net assets and as a component of the “total from operations” in the financial highlights. Prior year amounts presented have been restated to conform to this year’s presentation. This change has no impact on the net assets for Common Stock of the Fund.

     The holders of Preferred Stock have voting rights equal to the holders of Common Stock (one vote per share) and generally will vote together with holders of shares of Common Stock as a single class. Voting as a separate class, holders of Preferred Stock are entitled to elect two of the Fund’s directors.

5. Management Fee, Administrative Services, and Other Transactions — J. & W. Seligman & Co. Incorporated (the “Manager”) manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager’s fee, calculated daily and payable monthly, is equal to 0.65% per annum of the Fund’s average daily net investment assets, which includes net assets attributable to the Fund’s Preferred Stock.

     Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $94,123 for stockholder account services in accordance with a methodology approved by the Fund’s directors. Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, stockholder transaction volume and number of stockholder accounts.

     Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at October 31, 2002, of $12,113 is included in other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

6. Change in Accounting Principle — As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on portfolio securities for financial reporting purposes. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $92,709 increase to cost of securities and undistributed net investment income and a corresponding $92,709 decrease in net unrealized appreciation, based on securities held by the Fund on October 31, 2001.

     The effect of this change for the year ended October 31, 2002 (for financial reporting purposes only), was to increase net investment income by $75,351; decrease net realized gain on investments by $24,896, and decrease net change in unrealized appreciation by $50,455. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in presentation.

Financial Highlights

     The Fund’s financial highlights are presented below. “Per share operating performance” data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amount, based on average shares outstanding during the period.

     “Total investment return” measures the Fund’s performance but assumes investors purchased Fund shares at market value or net asset value as of the beginning of the period, reinvested dividends and capital gains paid as provided for in the Fund’s dividend investment plan, and then sold their shares at the closing market value or net asset value on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling Fund shares, and taxes investors may incur on Fund distributions or on the sale of Fund shares.

     The ratios of expenses and net investment income to average net investment assets and to average net assets for Common Stock, for all years presented, do not reflect the effect of dividends paid to Preferred Stockholders.

	Year Ended October 31,

Per Share Operating Performance:	2002	2001	2000	1999	1998

Net Asset Value, Beginning
of Year	$14.40	$13.62	$13.55	$15.47	$15.35

Net investment income	0.95	0.99	1.02	1.01	1.05
Net realized and unrealized
investment gain (loss)	0.03	0.79	0.42	(1.57)	0.51
Dividends paid from net investment
income to Preferred Stockholders	(0.11)	(0.24)	(0.30)	(0.25)	(0.27)

Total from Operations	0.87	1.54	1.14	(0.81)	1.29

Less Distributions to Common
Stockholders:
Dividends paid from net investment
income	(0.71)	(0.69)	(0.72)	(0.76)	(0.78)
Dividends in excess of net investment
income	—	—	(0.06)	(0.04)	(0.12)
Distributions from net gain realized	(0.12)	(0.07)	(0.29)	(0.31)	(0.27)

Total Distributions to Common
Stockholders	(0.83)	(0.76)	(1.07)	(1.11)	(1.17)

Net Asset Value, End of Year	$14.44	$14.40	$13.62	$13.55	$15.47

Market Value, End of Year	$12.57	$12.59	$11.50	$11.4375	$15.5625

Financial Highlights

	Year Ended October 31,

	2002	2001	2000	1999	1998

Total Investment Return:
Based upon market value	6.69%	16.52%	10.29%	(20.38)%	12.04%
Based upon net asset value	7.16%	12.52%	10.26%	(5.11)%	8.84%
Ratios/Supplemental Data:
Expenses to average net
investment assetsØ	1.08%	1.05%	1.05%	1.12%	1.11%
Expenses to average net assets for
Common Stock	1.62%	1.58%	1.62%	1.67%	1.63%
Net investment income to average
net investment assets Ø	4.49%	4.66%	4.98%	4.61%	4.67%
Net investment income to average net
assets for Common Stock	6.76%	7.03%	7.64%	6.85%	6.85%
Portfolio turnover rate	6.01%	11.72%	11.15%	17.66%	14.17%
Net Assets for Common Stock,
End of Year (000s omitted)	$68,134	$67,981	$64,272	$63,972	$72,619

††	The effects of the accounting change in Note 6, for the year ended October 31, 2002, were to increase net investment income per share and decrease net realized and unrealized gain per share by $0.01; and to increase the ratios of net investment income to average net investment assets and to average net assets for Common Stock from 4.42% to 4.49%, and from 6.65% to 6.76%, respectively. The per share operating performance and ratios for periods prior to November 1, 2001, have not been restated.
Ø	Average net investment assets includes the value of Preferred Stock

See Notes to Financial Statements.

Report of Independent Auditors

The Board of Directors and Stockholders,
Seligman Quality Municipal Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Quality Municipal Fund, Inc. (the “Fund”), as of October 31, 2002, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the Fund’s custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Quality Municipal Fund, Inc. as of October 31, 2002, and the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
November 27, 2002

Dividend Investment Plan

     The Dividend Investment Plan (the “Plan”) is available for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares of Common Stock with dividends or distributions received on Fund shares owned. The Plan is not automatic; a Stockholder may elect to participate in the Plan by notifying his/her broker when the account is set up or, if the account is maintained by the Fund, by sending a written request to Seligman Data Corp. (“Seligman Data”), P.O. Box 9759, Providence, RI 02940-9759. Under the Plan, Stockholders appoint the Fund as Plan Agent to invest dividends in shares of the Fund. Such shares will be acquired by the Fund for Stockholders, either through open market purchases if the Fund is trading at a discount, or through the issuance of authorized but unissued shares of Common Stock if the Fund is trading at a premium. If the market price of a share on the payable date of a dividend is at or above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each Stockholder receiving shares in lieu of cash dividends will be determined by dividing the amount of the cash distribution to which such stockholder would be entitled by the greater of the net asset value per share on such date, or 95% of the market price of a share on such date. If the market price of a share on such a distribution date is below the net asset value per share, the number of shares to be issued to such Stockholder will be determined by dividing such amount by the per share market price.

     Purchases will be made by the Fund from time to time on the New York Stock Exchange (the “Exchange”) or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or closing bid price if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If, on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend investments, and on the last trading day immediately preceding the dividend payable date the closing sale or bid price of the shares is lower than or the same as the net asset value per share, the Fund will continue to purchase shares until all investments by Stockholders have been completed, or the closing sale or bid price of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing sale or bid price of the shares of Common Stock is higher than the net asset value per share, and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares of Common Stock. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund’s open market purchases of shares. In each case, the cost per share of shares purchased for each Common Stockholder’s account will be the average cost, including brokerage commissions, of any shares of Common Stock purchased in the open market plus the cost of any shares issued by the Fund. For the year ended October 31, 2002, the Fund purchased 51,717 shares in the open market for dividend and gain investment purposes.

     Common Stockholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker or other nominee as representing the total amount registered in the nominee’s name and

Dividend Investment Plan (continued)

held for the account of beneficial owners who are participating in such Plan, by delivering shares on behalf of such holder to such nominee’s account at Depository Trust Company (“DTC”). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

     A Common Stockholder who has elected to participate in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and Common Stockholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in elections must be in writing and should include the Common Stockholder’s name and address as they appear on the account registration, or, in respect of an account held at DTC, the account registration. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a Common Stockholder to take all subsequent distributions in cash. An election will be effective only for a dividend or gain distribution if it is received by Seligman Data on or before such record date.

     Seligman Data will maintain all Common Stockholders’ accounts in the Plan not held by DTC, and furnish written confirmation of all transactions in the account, including information needed by Common Stockholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each Common Stockholder’s proxy will include those shares purchased or received pursuant to the Plan.

     The Fund seeks to pay dividends that are exempt from regular federal income taxes; however, to the extent that any dividends or distributions do not qualify as exempt from regular federal income taxes or are subject to state income taxes, the automatic investment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Stockholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

     The Fund reserves the right to amend or terminate the Plan, as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Fund by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to Seligman Data.

     The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Board of Directors may deem advisable. No such additional purchases were made during the year ended October 31, 2002.

Directors and Officers of the Fund

Information pertaining to the Directors and Officers of Seligman Quality Municipal Fund, Inc. is set forth below.

Independent Directors
Number of
	Term of		Portfolios
	Office and		in Fund
Name, (Age),	Length of		Complex
Position(s) held	Time	Principal Occupation(s) During	Overseen
with Fundø	Served#	Past Five Years, Directorships and Other Information	by Director

John R.	1995 to	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts	61
Galvin	Date	University; Director or Trustee of each of the investment
(73)[2,4]		companies of the Seligman Group of Funds†; and Chairman
Director		Emeritus, American Council on Germany. Formerly, Governor
of the Center for Creative Leadership; Director, Raytheon Co.
(defense and commercial electronics) and a Trustee of the
Institute for Defense Analysis. From June 1987 to June 1992,
Mr. Galvin was the Supreme Allied Commander, Europe and
the Commander-in-Chief, United States European Command.

Alice S.	1991 to	President Emeritus, Sarah Lawrence College; Director or Trustee	61
Ilchman	Date	of each of the investment companies of the Seligman Group of
(67)[3,4]		Funds†; Director, Jeannette K. Watson Summer Fellowships
Director		(summer internships for college students); Trustee, Save the
Children (non-profit child-assistance organization) and the
Committee for Economic Development; a Governor of the Court
of Governors, London School of Economics; and Director, Public
Broadcasting Service (PBS). Formerly, Chairman, The Rockefeller
Foundation (charitable foundation) and Director, New York
Telephone Company.

Frank A.	1995 to	Retired Chairman of the Board and Chief Executive Officer of	61
McPherson	Date	Kerr-McGee Corporation (diversified energy company); Director
(69)[3,4]		or Trustee of each of the investment companies of the Seligman
Director		Group of Funds†; Director, ConocoPhillips (oil and gas
exploration and production); Integris Health (owner of various hospitals); BOK Financial (bank holding company); Oklahoma
Chapter of the Nature Conservancy; Oklahoma Medical Research
Foundation; Boys and Girls Clubs of Oklahoma; Oklahoma City
Public Schools Foundation and Oklahoma Foundation for
Excellence in Education. Formerly, Director, Kimberly-Clark
Corporation (consumer products).

See footnotes on page 21.

Directors and Officers of the Fund

Information pertaining to the Directors and Officers of Seligman Quality Municipal Fund, Inc. is set forth below.

Independent Directors (continued)
Number of
	Term of		Portfolios
	Office and		in Fund
Name, (Age),	Length of		Complex
Position(s) held	Time	Principal Occupation(s) During	Overseen
with Fundø	Served#	Past Five Years, Directorships and Other Information	by Director

John E.	1991 to	Retired Chairman and Senior Partner, Sullivan & Cromwell (law	61
Merow	Date	firm); Director or Trustee of each of the investment companies
(72)[2,4]		of the Seligman Group of Funds†; Director, Commonwealth
Director		Industries, Inc. (manufacturers of aluminum sheet products);
Director and Treasurer, the Foreign Policy Association; Director
Emeritus, Municipal Art Society of New York; Trustee and
Secretary, the U.S. Council for International Business; Trustee
and Vice Chairman, New York-Presbyterian Healthcare System,
Inc.; Trustee, New York-Presbyterian Hospital; and Member of
the American Law Institute and Council on Foreign Relations.

Betsy S.	1991 to	Attorney; Director or Trustee of each of the investment	61
Michel	Date	companies of the Seligman Group of Funds†; Trustee, The
(60)[2,4]		Geraldine R. Dodge Foundation (charitable foundation) and
Director		World Learning, Inc. (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI).

Leroy C.	2000 to	Chairman and Chief Executive Officer, Q Standards Worldwide,	61
Richie	Date	Inc. (library of technical standards); Director or Trustee of each
(61)[2,4]		of the investment companies of the Seligman Group of Funds
Director		(except Seligman Cash Management Fund, Inc.)†; Director,
Kerr-McGee Corporation (diversified energy company) and
Infinity, Inc. (oil and gas services and exploration); Director and Chairman, Highland Park Michigan Economic Development
Corp. Formerly, Trustee, New York University Law Center
Foundation; Vice Chairman, Detroit Medical Center and the
Detroit Economic Growth Corp.; and Chairman and Chief
Executive Officer, Capital Coating Technologies, Inc. (applied coating technologies). From 1990 through 1997, Mr. Richie was
Vice President and General Counsel, Automotive Legal Affairs,
of Chrysler Corporation.

See footnotes on page 21.

Directors and Officers of the Fund

Information pertaining to the Directors and Officers of Seligman Quality Municipal Fund, Inc. is set forth below.

Independent Directors (continued)
Number of
	Term of		Portfolios
	Office and		in Fund
Name, (Age),	Length of		Complex
Position(s) held	Time	Principal Occupation(s) During	Overseen
with Fundø	Served#	Past Five Years, Directorships and Other Information	by Director

James Q.	1991 to	Director or Trustee of each of the investment companies of the	61
Riordan	Date	Seligman Group of Funds†; Director or Trustee, The Houston
(75)[3,4]		Exploration Company (oil exploration) and the Committee for
Director		Economic Development. Formerly, Vice Chairman of Mobil
Corporation (petroleum and petrochemicals company); Director and President, Bekaert Corporation (high-grade steel cord, wire and fencing products company); Co-Chairman of the Policy
Council of the Tax Foundation; Director or Trustee, Brooklyn
Museum, KeySpan Corporation (diversified energy and electric company); Tesoro Petroleum Companies, Inc., Dow Jones &
Company, Inc. (business and financial news company); and
Public Broadcasting Service (PBS).

Robert L.	1991 to	Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or	61
Shafer	Date	Trustee of each of the investment companies of the Seligman
(70)[3,4]		Group of Funds†. From 1987 through 1997, Director, USLIFE
Director		Corporation (life insurance).

James N.	1993 to	Retired Executive Vice President and Chief Operating Officer,	61
Whitson	Date	Sammons Enterprises, Inc. (a diversified holding company);
(67)[2,4]		Director or Trustee of each of the investment companies of
Director		the Seligman Group of Funds†; Director and Consultant,
Sammons Enterprises, Inc.; Director, C-SPAN (cable television network) and CommScope, Inc. (manufacturer of coaxial cable).

See footnotes on page 21.

Directors and Officers of the Fund
Information pertaining to the Directors and Officers of Seligman Quality Municipal Fund, Inc. is set forth below.

Interested Directors and Principal Officers

Number of
	Term of		Portfolios in
	Office and		Fund
Name, (Age),	Length of		Complex
Position(s) held	Time	Principal Occupation(s) During	Overseen by
with Fundø	Served#	Past Five Years, Directorships and Other Information	Director

William C.	1991 to	Chairman, J. & W. Seligman & Co. Incorporated; Chairman and Director	61
Morris	Date	or Trustee of each of the investment companies of the Seligman Group
(64)*[1]		of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc.
Director and		(broker-dealer) and Carbo Ceramics Inc. (ceramic proppants for oil
Chairman of the		and gas industry); and Director, Seligman Data Corp. and Kerr-McGee
Board		Corporation (diversified energy company). Formerly, Chief Executive
Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino	Dir: 1993	Director and President, J. & W. Seligman & Co. Incorporated; President,	61
(50)*[1]	to Date	Chief Executive Officer and Director or Trustee of each of the invest-
Director, President	Pres. and	ment companies of the Seligman Group of Funds†; Director, Seligman
and Chief	CEO: From	Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data
Executive Officer	Nov. 2002	Corp.; Member of the Board of Governors of the Investment Company
Institute; and Chairman, ICI Mutual Insurance Company.

Paul C.	May 2002	Managing Director and Chief Investment Officer, J. & W. Seligman & Co.	60
Guidone	to Date	Incorporated; Director or Trustee of each of the investment companies
(44)[1]		of the Seligman Group of Funds (except Seligman Cash Management
Director		Fund, Inc.)†; Member of the Association of Investment Management and
Research, the New York Society of Security Analysts and the London
Society of Investment Professionals. Formerly, Deputy Chairman and
Group Chief Executive Officer, HSBC Asset Management; Managing
Director and Chief Investment Officer, Prudential Diversified
Investments.

Thomas G.	Exec. VP:	Director and Managing Director, J. & W. Seligman & Co. Incorporated;	N/A
Moles	From Nov.	Executive Vice President and Portfolio Manager, Seligman Select
(60)	2002	Municipal Fund, Inc., a closed-end investment company; Vice President
Executive Vice	PM: 1991	and Portfolio Manager, Seligman Municipal Fund Series, Inc., Seligman
President and	to Date	New Jersey Municipal Fund, Inc. and Seligman Pennsylvania Municipal
Portfolio Manager		Fund Series; and Director, Seligman Advisors, Inc. and Seligman
Services, Inc. Formerly, President of Seligman Quality Municipal Fund,
Inc. and Seligman Select Municipal Fund, Inc.

Thomas G.	2000 to	Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated,	N/A
Rose	Date	Seligman Advisors, Inc., and Seligman Data Corp.; Vice President of
(44)		each of the investment companies of the Seligman Group of Funds†,
Vice President		Seligman Services, Inc. and Seligman International, Inc. Formerly,
Treasurer of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.

See footnotes on page 21.

Directors and Officers of the Fund
Information pertaining to the Directors and Officers of Seligman Quality Municipal Fund, Inc. is set forth below.

Interested Directors and Principal Officers (continued)

Number of
	Term of		Portfolios in
	Office and		Fund
Name, (Age),	Length of		Complex
Position(s) held	Time	Principal Occupation(s) During	Overseen by
with Fundø	Served#	Past Five Years, Directorships and Other Information	Director

Lawrence P.	VP: 1992	Senior Vice President and Treasurer, Investment Companies,	N/A
Vogel	to Date	J. & W. Seligman & Co. Incorporated; Vice President and
(46)	Treas: 2000	Treasurer of each of the investment companies of the Seligman
Vice President	to Date	Group of Funds†; Treasurer, Seligman Data Corp. Formerly,
and Treasurer		Senior Vice President, Finance, J. & W. Seligman & Co.
Incorporated, Seligman Advisors, Inc. and Seligman Data Corp.;
Vice President, Seligman Services, Inc. and Vice President and
Treasurer, Seligman International, Inc. and Treasurer, Seligman
Henderson Co.

Frank J. Nasta	1994 to	General Counsel, Senior Vice President, Law and Regulation and	N/A
(38)	Date	Corporate Secretary, J. & W. Seligman & Co. Incorporated;
Secretary		Secretary of each of the investment companies of the Seligman
Group of Funds†, Seligman Advisors, Inc., Seligman Services,
Inc., Seligman International, Inc. and Seligman Data Corp.
Formerly, Corporate Secretary, Seligman Henderson Co.

ø	The address for each of the directors and officers is 100 Park Avenue, 8th Floor, New York, NY 10017.
#	Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.
†	The Seligman Group of investment companies consists of 23 registered investment companies.
*	Mr. Morris, Mr. Zino, and Mr. Guidone are considered “interested persons” of the Fund, as defined in the Investment
Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Executive Committee
2 Audit Committee
3 Director Nominating Committee
4 Board Operations Committee

For More Information

Manager	Independent Auditors	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated	Deloitte & Touche LLP	(800) 874-1092	Stockholder Services
100 Park Avenue		(212) 682-7600	Outside the
New York, NY 10017	Stockholder Service Agent		United States
	Seligman Data Corp.	(800) 622-4597	24-Hour Automated
General Counsel	100 Park Avenue		Telephone Access
Sullivan & Cromwell	New York, NY 10017		Service

Website: www.seligman.com